UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):    December 14, 1999




                           BENCHMARK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)




           TEXAS                     1-10560                  74-2211011
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)






        3000 TECHNOLOGY DRIVE, ANGLETON, TEXAS          77515
        (Address of principal executive offices)     (Zip code)




      Registrant's telephone number, including area code:  (409) 849-6550

ITEM 5.     OTHER EVENTS.

            On December 15, 1999, Benchmark Electronics, Inc. made the press release attached hereto as Exhibit 99.1 concerning the Complaint filed by Benchmark in the United States District Court for the Southern District of Texas on December 14, 1999 attached hereto as
            Exhibit 99.2

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
ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            The following materials are filed as exhibits to this Current Report on Form 8-K.

       EXHIBIT
       NUMBER                 DESCRIPTION
       -------                -----------
        99.1                  Press Release dated December 15, 1999.

        99.2                  Complaint styled BENCHMARK ELECTRONICS, INC. V.
                              J.M. HUBER CORPORATION, filed in the United States District Court for the Southern District of Texas on December 14, 1999.

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
                                S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BENCHMARK ELECTRONICS, INC.



Dated: December 15, 1999            By:   /S/ CARY T. FU
                                        --------------------------------------
                                          Cary T. Fu
                                          Executive Vice President

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
                                  EXHIBIT INDEX

Exhibit
NUMBER                  DESCRIPTION
-------                 -----------
  99.1                  Press Release dated December 15, 1999.

  99.2                  Complaint styled BENCHMARK ELECTRONICS, INC. V. J.M.
                        HUBER CORPORATION, filed in the United States District Court for the Southern District of Texas on December 14, 1999.

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